SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BioNexus Gene Lab Corp.
(Name of Registrant As Specified In Its Charter)

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BIONEXUS GENE LAB CORP.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

February 29, 2024

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, no par value (the “Common Stock”), of BioNexus Gene Lab Corp., a Wyoming corporation (the “Company,” “BioNexus,” “we,” “us” or “our”). The purpose of the Information Statement is to notify stockholders that, in lieu of an annual meeting of the stockholders of the Company, and pursuant to Section 17-16-704 of the Wyoming Business Corporation Act (“WBCA”), stockholders making up approximately 50.1% of our outstanding voting securities as of November 2, 2023 (the “Voting Stockholders”), by written consent to action dated December 11, 2023, have (i) removed the following individuals from the Board of Directors (“Board” or “Board of Directors”): Yeat Min Fong, Chi Yuen Leong, Yee Ming Wong, Teng Fook Fong, Chee Keong Yap, Chak Hua Yew, Boon Teong Teoh, and Chai Ping Lin, and (2) nominated and elected the following individuals to the Board: Koon Wai Wong, Wei Foong Lim, and Muhammad Azrul bin Abdul Hamid for a term until the next annual meeting of shareholders and thereafter until his successor shall have been elected and qualified.

This notice and accompanying Information Statement shall constitute notice to you of the Voting Stockholders taking the aforementioned corporate actions by written consent, without a meeting and by less than unanimous consent of our stockholders, under Section 17-16-704(e) of the WBCA.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This Information Statement constitutes notice to you of the aforementioned corporate actions to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 17-16-704(e) of the WBCA. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. No meeting of our stockholders will be held or proxies requested because we have received written consent to this matter from the Voting Stockholders who holds a majority of the aggregate issued and outstanding shares of our voting stock.

Under Rule 14c-2(b) of the Exchange Act, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. We intend to distribute this Notice and Information Statement to our stockholders on or about March 5, 2024. The record date established for purposes of determining the number of issued and outstanding shares of voting stock, and thus voting power, was November 2, 2023.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/: Su-Leng Tan Lee
Name: Su-Leng Tan Lee
Title: Chief Executive Officer

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BIONEXUS GENE LAB CORP.

Unit 2, Level 10, Tower B, Avenue 3

The Vertical Business Suite II Bangsar South

No. 8 Jalan Kerinchi

Kuala Lumpur, Malaysia, 59200

+1 307 241 6898

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You Are Requested Not To Send Us a Proxy

INTRODUCTION

This Information Statement is being furnished to the stockholders of BioNexus Gene Lab Corp. (the “Company,” “we,” “us,” or “our”) in connection with the actions to be taken by us as a result of a written consent in lieu of an annual meeting of stockholders pursuant to the Wyoming Business Corporation Act (the “WBCA”), dated December 11, 2023.

This Information Statement and Notice of Stockholder Action by Written Consent is being furnished by us to our stockholders of record as of February 29, 2024 (the “Record Date”), to inform our stockholders that the holders of approximately 50.1% of our outstanding voting securities as of November 2, 2023 (the “Voting Stockholders”), have (i) removed the following individuals from the Board: Yeat Min Fong, Chi Yuen Leong, Yee Ming Wong, Teng Fook Fong, Chee Keong Yap, Chak Hua Yew, Boon Teong Teoh, and Chai Ping Lin (the foregoing eight individuals, the “Removed Directors”) and (2) nominated and elected the following individuals to the Board: Koon Wai Wong, Wei Foong Lim, and Muhammad Azrul bin Abdul Hamid for a term until the next annual meeting of shareholders and thereafter until his successor shall have been elected and qualified (each of the newly elected directors, the “New Directors” and the actions of removing the Removed Directors and nominating and electing the New Directors, the “Corporate Actions”).

This Information Statement is being sent to you to notify you of the Corporate Actions being taken by written consent in lieu of an annual meeting of our stockholders. On December 11, 2023, by written consent to action, our Voting Stockholders, representing approximately 50.1% of the voting power of our Company as of November 2, 2023 (the “Voting Record Date”), removed the Removed Directors and nominated and elected the New Directors.

The ability to proceed without an annual meeting of the stockholders to approve, adopt and/or ratify the Corporate Actions is authorized by Section 17-16-704 of the WBCA which provides that, unless otherwise provided in our Articles of Incorporation (as amended, the “Articles of Incorporation”) and Bylaws (the “Bylaws”), action required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if the action is evidenced by one or more written consents bearing the date of signature and describing the action taken, signed by the holders of the requisite number of shares entitled to vote on the action. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. Our Articles of Incorporation and Bylaws do not contain any provisions contrary to the provisions of Sections 17-16-704 of the WBCA. Thus, to eliminate the costs to us and management time involved in holding an annual meeting, and in order to take the Corporate Actions as described in this Information Statement, stockholders representing in excess of 50% of the voting stock executed and delivered a written consent to us.

We are distributing this Information Statement to our stockholders in satisfaction of any notice requirements we may have under the WBCA and of Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement is dated as of February 29, 2024, and is first being sent or given to our stockholders of record on or about March 5, 2024.

On the Voting Record Date, there were 17,792,663 shares of our Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. Holders of Common Stock are entitled to one vote per share. The required vote to elect the New Directors was a majority of the outstanding Common Stock as of the Voting Record Date.

On December 11, 2023, the Voting Stockholders, as the holders of record of approximately 50.1% of the outstanding shares of Common Stock as of the Voting Record Date, executed a written consent adopting, approving and ratifying the Corporate Actions electing the New Directors. When actions are taken by written consent of voting shareholders, Section 17-16-704(e) of the WBCA requires notice of the action to nonvoting shareholders. This Information Statement and the accompanying notice constitute notice to you of action by written consent as required by Section 17-16-704(e) of the WBCA. Because we have obtained sufficient stockholder approval of the Corporate Actions, no other consents or votes will be solicited in connection with this Information Statement.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dissenters’ Rights of Appraisal

Under the WBCA, dissenting Company stockholders are not entitled to appraisal rights with respect to the Corporate Actions.

Vote Required

The vote, which was required to approve the Corporate Actions, was the affirmative vote of a majority of the outstanding stock of the Company. Each holder of Common Stock is entitled to one (1) vote for each share of Common stock held.

Security Ownership of Certain Beneficial Owners and Management

As of the Voting Record Date, the Company had 17,792,663 shares of Common Stock issued and outstanding. The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date by each person who served as a director and/or an executive officer of the Company on that date, the number of shares beneficially owned by all of the Company’s directors and executive officers as a group, and any persons who beneficially owned 5% or greater of the Common Stock as of the Voting Record Date.

Name and address of beneficial owners	Amount and nature of beneficial ownership of Common Stock	Approximate percentage of outstanding Common Stock (1)
Removed Directors and Named Executive Officers:
Yeat Min Fong (2)	25,000	0.14%
Yee Meng Wong (3)	25,000	0.14%
Chi Yuen Leong (4)	1,166,673	6.56%
Teng Fook Fong (5)	-	-
Chee Keong Yap (6)	-	-
Dr. Chak Hua Yew (7)	-	-
Boon Teong Teoh (8)	-	-
Chai Ping Lin (9)	-	-
All directors and executive officers as a group (8 persons)	1,216,673	6.84%

New Directors and Named Executive Officers:
Su-Leng Tan Lee (10)	-	-
Koon Wai Wong (11)	100	0.00%
Muhammad Azrul bin Abdul Hamid (12)	-	-
Chee Keong Yap (6)	-	-
Wei Foong Lim (13)	504,603	2.84%
All directors and executive officers as a group (5 persons)	504,703	2.84%

5% or Greater Stockholders
Soo Kow Lai (14)	1,250,001	7.03%
Chi Yuen Leong (4)	1,166,673	6.56%
Chan Chong Wong (15)	1,031,427	5.80%
Choong-Chin Liew (16)	1,666,667	9.37%
Tham Too Kam (17)	1,017,539	5.72%
Kim Hai Wong (18)	1,050,539	5.94%
Liong Tai Tan (19)	1,041,706	5.86%

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(1)

Applicable percentages are based on 17,792,663 shares outstanding as of the Voting Record Date. This table is based upon information supplied by officers, directors, and principal stockholders and Schedule 13G(s) filed with the United States Securities and Exchange Commission (the “SEC”). Unless indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned

(2)	Includes 25,000 shares of our Common Stock. The address for Yeat Min Fong is 12-7 Hartamas Regency, Persiaran Dutamas, Kuala Lumpur 50480, Malaysia, Shares held in Registered Name
(3)	Includes 25,000 shares of our Common Stock. The address for Yee Meng Wong is 55 Jalan Prai, off Jalan Meru, Klang, Selangor, 41050, Malaysia, Shares held in Registered Name
(4)

Includes 1,166,673 shares of our Common Stock. The Address for Chi Yuen Leong is 4-9-2 Tivoli Villas, Jalan Medan Tanduk, Bangsar, Kuala Lumpur 59000, Malaysia. Shares are held in registered and street name with broker.

(5)	The address for Teng Fook Fong is c/o Yusuf Khan & Fong, 97B, Jalan Gasing, Petaling Jaya 46000, Malaysia. No shareholding
(6)	The address for Chee Keong Yap is 10-2 Tower B The Vertical Business Suite, Bangsar South, No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200. No shareholding.
(7)	The address for Dr. Chak Hua Yew is 40 Jalan TR 3/1, Tropicana Petaling Jaya 47410 Selangor Malaysia. No shareholding.
(8)	The address for Boon Teong Teoh is B-5-6, Ken Damansara Condominium, No2. Jalan ss2/72, 47400 Petaling Jaya, Selangor, Malaysia. No shareholding
(9)	The address for Chai Ping Lin is 14, Jalan 5/69, Taman Gasing Indah, 46000 Petaling Jaya, Selangor, Malaysia. No shareholding
(10)	The address for Su-Leng Tan Lee is C2-2-8 Megan Phoenix, Jalan 2/142A, Kuala Lumpur 56000, Malaysia. No shareholding
(11)

Includes 100 shares of our Common Stock. The address for Koon Wai Wong is 10-2 Tower B The Vertical Business Suite, Bangsar South, No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200. Shares held in registered name

(12)	The address for Muhammad Azrul bin Abdul Hamid is 10-2 Tower B The Vertical Business Suite, Bangsar South, No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200. No shareholding.
(13)

Includes 504,603 shares of our Common Stock. The address for Wei Foong Lim is No.4, Jalan CJ 1/6 Kawasan Perusahaan 43200 Majlis Perbandaran Kajang Selangor, Malaysia. Shares held in registered and street name with broker.

(14)

Includes 1,250,001 shares of our Common Stock. The address for Soo Kow Lai is 10-2 Tower B The Vertical Business Suite, Bangsar South, No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200. Shares held in registered name.

(15)

Includes 1,031,427 shares of our Common Stock. The address for Chan Chong Wong is 10-2 Tower B The Vertical Business Suite, Bangsar South, No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200. Shares held in registered name.

(16)	Includes 1,666,667 shares of our Common Stock. The address for Choong-Chin Liew is 81 Millersgrove Drive, Toronto, Ontario M2R 3S1, Canada. Shares held in registered name.
(17)

Includes 1,017,539 shares of our Common Stock. The address for Tham Too Kam is No.4, Jalan CJ 1/6 Kawasan Perusahaan 43200 Majlis Perbandaran Kajang Selangor, Malaysia. Shares held in registered and street name with broker.

(18)

Includes 1,050,539 shares of Common Stock. The address for Kim Hai Wong is No.4, Jalan CJ 1/6 Kawasan Perusahaan 43200 Majlis Perbandaran Kajang Selangor, Malaysia. Shares held in registered and street name with broker.

(19)

Includes 1,041,706 shares of our Common Stock. The address for Liong Tai Tan is No.4, Jalan CJ 1/6 Kawasan Perusahaan 43200 Majlis Perbandaran Kajang Selangor, Malaysia. Shares held in registered and street name with broker.

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DESCRIPTION OF STOCKHOLDER ACTION – ELECTION OF DIRECTORS

Introduction

On December 11, 2023, through written consent of the shareholders making approximately 50.1% of our outstanding voting securities as of such date nominated and elected the New Directors for a term that expires at the next annual meeting of the Company’s stockholders or until his or her successor has been elected and qualified. Each of the New Directors demonstrated a willingness to be named as a nominee and each was willing to continue to serve as a director if elected.

The New Directors began serving their term on December 11, 2023, and their terms shall expire at our annual meeting of stockholders to be held in 2024.

Additionally, by unanimous written consent effective December 11, 2023, the Board appointed Su-Leng Tan Lee and Chee Keong Yap to the Board.

New Directors; Management

Name	Age	Position
Su-Leng Tan Lee	40	Chief Executive Officer and Director
Koon Wai Wong	48	Director
Wei Foong Lim	48	Director
Muhammad Azrul bin Abdul Hamid	48	Director
Chee Keong Yap	68	Director

There are no family relationships between any of our directors or executive officers.

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding relating to an alleged violation of the federal or state securities, commodities, banking or insurance laws or regulations or any settlement thereof or involvement in mail or wire fraud in connection with any business entity not subsequently reversed, suspended or vacated and (6) being subject of, or a party to, any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Su-Leng Tan Lee, age 40, has over 20 years of extensive experience in a variety of industries, including information systems, hospitality, investment management, construction, property development, travel, government liaison, and life sciences, primarily focused on commercialization, finance, and general management. Since August 2023, Mr. Tan has served as the Company’s Chief Operating Officer. From May 2022 to August 2023, Mr. Tan worked as the Chief Commercial Officer for Dryox Health Limited, a startup focused on repurposing drugs for unmet needs in the dermatological space, specifically anticholinergic drugs. From August 2017 to August 2023, Mr. Tan worked as the FLO Life Sciences Group’s owner and Managing Director, focusing on infectious diseases and oncology pre-clinical drug candidates and clinical research. From July 2018 to April 2019, Mr. Tan was the President of Avillion Berhad, a publicly listed travel and hospitality group with hotels, commercial property, and inbound/outbound travel services.

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Koon Wai Wong, age 48, obtained his Bachelor Degree in Business (Accountancy) from the Royal Melbourne Institute of Technology (RMIT) in December 1999. Mr. Wong has been a member of CPA Australia and the Malaysian Institute of Accountants since 2008.

During his time spent in audit firms including RSM and Crowe Malaysia PLT, he led engagements including public listed companies’ audits, transactional services, fund raising exercises locally and cross border. After leaving Crowe Malaysia PLT and in July 2011, he joined a private company which business activities including manufacturing of sheet piles and pipe piles, rooftop and decking solutions as well as shoring solutions for construction projects, as its Group Financial Controller. Mr. Wong was responsible for overseeing the finance and accounting functions of its group of companies in Malaysia, Singapore, China, Vietnam, and Indonesia.

Mr. Wong then joined the Malaysian Institute of Accountants in October 2012 as its director overseeing professional standards & practices of the accounting profession in Malaysia.  Mr. Wong is currently employed as Chief Finance Officer of Pappajack Berhad, a public listed financial services company and has been an independent non-executive director of HLT Global Berhad since 8 January 2016, which is a publicly listed company involved in the healthcare manufacturing industry. Mr. Wong also sits on the board of Golden Plus Holdings Berhad, a public limited liability company and several private companies in Malaysia.

Wei Foong Lim, age 48, began his career with Chemrex Sdn. Bhd., a subsidiary of the Company (“Chemrex”).  His initial responsibilities were in Sales & Marketing, driving sales and formulating strategies for the marketing of Chemrex’s products.  Subsequently, Mr. Lim joined the Financial Industry with a tenure as a Dealer Representative, handling Equity Market transactions for M&A Securities Sdn. Bhd., a licensed Capital Markets Services Company based in Kuala Lumpur, Malaysia.

After his 13-year tenure with M&A Securities Sdn. Bhd., Mr. Lim returned to Chemrex as a Director, working closely in managing its daily operations, sales, marketing strategies and steering the direction of Chemrex’s merger with the Company.  Mr. Lim continues his role as Director of Chemrex and brings his considerable Sales & Marketing and Financial Markets Acumen to his role as Director of the Company.

Muhammad Azrul bin Abdul Hamid, age 48, has more than 20 years of experience as a lawyer in a range of matters at the Malaysian High Court and the Malaysian Court of Appeal involving IP claims, contractual matters, debt collection and tortious claims. Mr. Azrul also has experience in providing advisory services for the technology industry, providing advice on intellectual property protection and enforcement matters.

Mr. Azrul has advised clients on the multiple facets of public policy and government engagement, including dealing with government agencies and local authorities in relation to business related issues for start-ups, small and medium enterprises (“SMEs”), and multinational corporations.

Mr. Azrul is a member of the Malaysian Eurocham IP Committee, Kuala Lumpur Bar Committee IT Committee, and Bar Council Cyberlaw Committee. He is a contributor and regular speaker for the South East Asia EU-SME IPR Helpdesk.

Chee Keong Yap, age 68 has been a Director of the Company since March 2022, serving as the Audit Committee Chairman, and is a Member of The Institute of Chartered Accountants of Scotland. In the past he was Managing Director & Executive Director at Niche Capital Emas Holdings Bhd and Chief Executive Officer & Executive Director at Bumiputra Merchant Bankers Bhd.  Mr. Yap holds a Bachelor of Arts (First Class Honours) degree in Economics from the University of Leeds, United Kingdom (1978). He has auditing experience in England from 1978 to 1981. He has gained extensive financial experience gained from his career in merchant banking and brings his considerable experience to the role.

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Certain Legal Proceedings

None of the Company’s officers or directors are currently subject to any material legal proceedings or any other material proceedings in which an officer or director is a party adverse to the Company or has a material interest adverse to the Company. However, the Company may from time to time become a party to various legal proceedings arising in the ordinary course of business.

Board Committees and Director Independence

Director Independence

Of the New Directors, we have determined that Koon Wai Wong and Muhammad Azrul bin Abdul Hamid are “independent” as defined by The Nasdaq Stock Market (“Nasdaq”). Additionally, of the directors appointed by the Board on December 11, 2023, we have determined that Chee Keong Yap is “independent” as defined by Nasdaq. Accordingly, a majority of our Board is “independent.”

Board Committees

Our Board has established three standing committees – Audit, Compensation, and Nominating and Corporate Governance. All standing committees operate under a charter that has been approved by our Board.

Audit Committee

Our Board of Directors has an Audit Committee, composed of Chee Keong Yap, Muhammad Azrul bin Abdul Hamid, and Koon Wai Wong. All members are independent directors as defined in accordance with Rule 10A-3 of the Exchange Act and the Nasdaq Listing Rules. Mr. Yap serves as Chairman of the committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•	Evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;
•

Approves the plan and fees for the annual audit, quarterly reviews, tax and other audit related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•	Monitors the independence of the independent auditor and the rotation of partners of the independent auditor as required by law;
•

Reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	Oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the Board; and
•

Provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including compliance with requirements of Sarbanes Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

Audit Committee Report

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements for Fiscal Year 2022 with management. The Audit for fiscal year 2023 is currently ongoing. Once complete, the audited financial statements for fiscal year 2023 will be discussed with management.

Review and Discussions with Independent Auditors. The Audit Committee discussed with the Company’s auditor, JP Centurion & Partners PLT (the “Auditor”) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

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Conclusion. Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2022, for filing with the SEC. A similar review and discussion to those referred to above is currently ongoing for our audited financial statements for the year 2023.

Members of the Audit Committee.

Chee Keong Yap, Muhammad Azrul bin Abdul Hamid, Koon Wai Wong

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee composed of Koon Wai Wong and Muhammad Azrul bin Abdul Hamid. Mr. bin Abdul Hamid serves as the Chairman of the committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. The Nominating and Corporate Governance Committee has a charter which is reviewed annually. The Nominating and Corporate Governance Committee will consider director nominations made by shareholders so long as the nomination is validly made in accordance with applicable laws, rules, regulations, and the provisions of the Company’s charter documents.  Any shareholder who wants to recommend a candidate for the Nominating and Corporate Governance Committee to consider nominating as a director should submit a written request and related information to our Corporate Secretary.

In evaluating individual Board nominees, the Nominating & Corporate Governance Committee takes into account many factors, including:

•

a general and diverse understanding of the global economy, capital markets, finance and other disciplines relevant to the success of a large publicly traded financial technology company, including cybersecurity;

•	a general understanding of the company’s business and technology;

•	a client experience orientation;

•	the requirements under the Company’s By-Laws;

•	the individual’s educational and professional background and personal accomplishments;

•	diversity, including, but not limited to, factors such as gender, ethnicity, race, sexual orientation and geography; and

•	an independent mindset

The Nominating and Corporate Governance Committee will identify new director candidates in the event of a vacancy in the Board through internal consultation and consultation with key stakeholders and shareholders.  Subsequently the candidates will be evaluated to ensure they possess these key characteristics –

•	a commitment to long-term value creation for our stockholders;

•	an appreciation for stockholder feedback;

•	high personal and professional ethics;

•	a proven record of success;

•	sound business judgment;

•	a strategic vision and leadership experience;

•	knowledge of financial services;

•	having no known history of misconduct or disrepute, especially in public or Corporate office;

The Company does not currently pay any third parties to aid it in identifying director candidates.

All members are independent directors in accordance with the Nasdaq Listing Rules.

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Compensation Committee

Our Board of Directors also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and assists the Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and is composed of two members: Chee Keong Yap and Muhammad Azrul bin Abdul Hamid. Mr. Yap serves as chairman of this committee. All members are independent in accordance with the Nasdaq Listing Rules.

The Compensation Committee is responsible for:

•

evaluating the performance of our chief executive officer in light of our company’s corporate goals and objectives and, based on such evaluation: (i) recommending to the board of Directors the cash compensation of our chief executive officer, and (ii) reviewing and approving grants and awards to our chief executive officer under equity-based plans;

•	reviewing and recommending to the board of Directors the cash compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•

reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing the compensation committee report required by SEC rules, if and when required.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. If at any time the Compensation Committee includes a member who is not independent as defined under the Nasdaq Listing Rules, a subcommittee comprised entirely of individuals who are independent in accordance with the Nasdaq Listing Rules may be formed by the Compensation Committee for the purpose of ratifying any grants of awards under any incentive or equity-based plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act; provided that any such grants shall not be contingent on such ratification. No compensation consultants were used during fiscal year 2023.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of five directors. The Board has not appointed a lead independent director. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that a lead independent director is not necessary at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

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Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were 4 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2023. During such year, Mr. Yap, as the only incumbent director, attended at least 75% of the aggregate number of meetings of the Board. The Company did not hold an annual meeting of stockholders in fiscal year 2023 and instead the Company’s directors were elected by written consent of the shareholders. We encourage our directors to attend the annual meeting of stockholders.

There were 2 meetings each, exclusive of action by unanimous written consent, of the Audit Committee, Nominating and Corporate Governance Committee or Compensation Committee held during fiscal year 2023. The Company expects that each incumbent director will attend at least 75% of the aggregate number of meetings of each of the respective committees.

Code of Business Conduct and Ethics and Insider Trading Policy

Our Board has adopted a Code of Ethics and Business Conduct that includes the Company’s policy on insider trading. A copy of our Code of Ethics and Business Conduct can be found on our website under “Investor Relation” at https://www.bionexusgenelab.com/investor-relation.

Employee, Officer and Director Hedging

The Company does not currently have a policy in place regarding the hedging of the Company’s securities other than its Code of Ethics and Business Conduct.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2023.

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Executive Compensation

The following table sets forth all compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2023 and 2022.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yeat Min Fong	2023	$14,069	$-	$7,583	$-	—	—	$—	$21,652
Chairman (1)	2022	$5,000	—	$10,417	—	—	—	$—	$15,417
Yee Meng Wong	2023	$14,069	$-	$7,583	$-	—	—	$—	$21,652
President (2)	2022	$5,000	—	$10,417	—	—	—	$—	$15,417
Sook Keng Yeoh	2023	$12,000	$-	$7,583	$-	—	—	$—	$19,583
Chief Executive Officer (3)	2022	5,000	—	$10,417	—	—	—	$—	$15,417
Chi Yuen Leong(4)	2023	$1,283	$—	$—	$—	—	—	$—	$1,283
Wei Li Leong	2023	$14,000						$842	$14,842
Chief Financial Officer (5)	2022	$-	$—	—		—	—	—	$-
Liong Tai Tan	2023
Chief Operating Officer (6)	2022	—	—	—	—	—	—	—	—
Su-Leng Tan Lee	2023	$8,000	$0	$0	$0	$0	$0	$0	$8,000
Chief Executive Officer & Chief Operating Officer(7)

(1)	Mr. Yeat Min Fong was removed from his position as Chairman of the Company on December 11, 2023.
(2)	Ms. Yee Meng Wong was removed from her position as President of the Company on December 11, 2023.
(3)	Mr. Sook Keng Yeoh tendered his resignation to the company on October 4, 2023.
(4)	Mr. Chi Yuen Leong was appointed as CEO of the Company on October 12, 2023, and removed from his position as CEO of the Company on December 11, 2023.
(5)	Ms. Wei Li Leong tendered her resignation letter to the Company on October 30, 2023.
(6)	Mr. Liong Tai Tan tendered his resignation to the Company on August 31, 2023.
(7)	Mr. Tan Lee began his position on September 1, 2023.

Employment Agreement between Mr. Yeat Min Fong and BioNexus

Effective as of August 9, 2022, BioNexus entered into an employment agreement with Mr. Yeat Min Fong. The agreement provides for an annual base salary, together with such additional discretionary bonus. Mr. Yeat Min Fong’s employment will continue automatically, unless either party gives written notice to the other party 60 days prior to the next anniversary of the employment agreement, subject to termination by either party to the agreement upon 30 days’ prior written notice. The agreement also provides that Mr. Yeat Min Fong shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company. Mr. Yeat Min Fong was removed from his position as Chairman of the Company on December 11, 2023.

Employment Agreement between Ms. Yee Meng Wong and BioNexus

Effective as of August 9, 2022, BioNexus entered into an employment agreement with Ms. Yee Meng Wong. The agreement provides for an annual base salary, together with such additional discretionary bonus. Ms. Yee Meng Wong’s employment will continue automatically, unless either party gives written notice to the other party 60 days prior to the next anniversary of the employment agreement, subject to termination by either party to the agreement upon 30 days’ prior written notice. The agreement also provides that Ms. Yee Meng Wong shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company. Ms. Yee Meng Wong was removed from her positions with the Company on December 11, 2023.

Employment Agreement between Mr. Sook Keng Yeoh and BioNexus

Effective as of August 9, 2022, BioNexus entered into an employment agreement with Mr. Sook Keng Yeoh. The agreement provides for an annual base salary, together with such additional discretionary bonus. Mr. Sook Keng Yeoh’s employment will continue automatically, unless either party gives written notice to the other party 60 days prior to the next anniversary of the employment agreement, subject to termination by either party to the agreement upon 30 days’ prior written notice. The agreement also provides that Mr. Sook Keng Yeoh shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company. Mr. Sook Keng Yeoh tendered his resignation to the company on October 4, 2023.

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Employment Agreement between Ms. Wei Li Leong and BioNexus

Effective as of June 19, 2017, BioNexus entered into an employment agreement with Ms. Wei Li Leong. The agreement provides for a compensation of 5 million shares over the five-year term of the agreement. Mr. Wei’s employment will last for a term of 5 years and can be extended automatically for a 1-year term at the request of the company. During the term of the agreement, either BioNexus or Mr. Wei can terminate the employment for whatever reason upon giving 3 months’ prior written notice. The agreement also provides that Mr. Wei Li Leong shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company. Ms. Wei Li Leong tendered her resignation letter to the Company on October 30, 2023.

Employment Agreement between Mr. Liong Tai Tan and BioNexus

Effective as of November 27, 2020, BioNexus entered into an employment agreement with Mr. Liong Tai Tan. The agreement provides that Mr. Tan’s appointment is not salaried because the Board may consider a stock grant after two years of service with the Company. The agreement does not contain any provisions concerning length of employment or non-compete obligations. Mr. Tan tendered his resignation to the Company on August 31, 2023.

Employment Agreement between Mr. Su-Leng Tan Lee and BioNexus

Effective as of August 15, 2023, BioNexus entered into an employment agreement with Mr. Su-Leng Tan Lee. The agreement provides for an annual base salary. Mr. Tan Lee’s employment will terminate two years from the effective date of the agreement, and such term shall be automatically extended for a one-year term thereafter at the Company’s request. The agreement further provides that either party to the agreement may terminate Mr. Tan Lee’s employment upon one month’s prior written notice. Additionally, the agreement provides that Mr. Tan Lee shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company.

Outstanding Equity Awards at Fiscal Year End

The equity awards reflected in the Summary compensation Table above represents all restricted stock awards issued to our executive officers as of December 31, 2023. No other stock or stock option awards were granted to any other officer of the Company as of December 31, 2023.

Equity Incentive Plan

The Company does not currently have an equity incentive plan.

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Compensation of Directors

The following table sets forth all compensation paid to our Board members during the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yeat Min Fong	$14,069	$7,583	$0	$0	$0	$0	$21,652
Chi Yuen Leong	$1,283	$0	$0	$0	$0	$0	$1,283
Yee Meng Wong	$14,069	$7,583	$0	$0	$0	$0	$21,562
Sook Keng Yeoh	$12,000	$7,583	$0	$0	$0	$0	$19,583
Wei Li Leong	$14,000	$0	$0	$0	$0	$842	$14,842
Liong Tai Tan	$0	$0	$0	$0	$0	$0	$0
Teng Fook Fong	$8,253	$0	$0	$0	$0	$0	$8,253
Chee Keong Yap	$3,000	$0	$0	$0	$0	$0	$3,000
Chak Hua Yew	$5,050	$0	$0	$0	$0	$0	$5,050
Boon Teong Teoh	$4,050	$0	$0	$0	$0	$0	$4,050
Chai Ping Lin	$6,100	$0	$0	$0	$0	$0	$6,100
Su-Leng Tan Lee	$8,000	$0	$0	$0	$0	$0	$8,000
Wei Foong Lim	$0	$0	$0	$0	$0	$0	$0
Koon Wai Wong	$0	$0	$0	$0	$0	$0	$0
Muhammad Azrul bin Abdul Hamid	$0	$0	$0	$0	$0	$0	$0

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In connection with our acquisition of Chemrex, Liong Tai Tan, our former Chief Operating Officer, was a Chemrex shareholder and received 14,553,543 shares of common stock in connection with the transaction.

Other than as stated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent auditor for the fiscal year ending December 31, 2023 is JP Centurion & Partner PLT (the “Auditor”). During the years ended December 31, 2023 and 2022 and through the date hereof, neither the Company nor anyone acting on its behalf has consulted the Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that the Auditor concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K).

Audit Fees. The aggregate fees billed by the Auditor for assurance and related services for the years ended December 31, 2023 and 2022 totaled $92,811 and $32,500, respectively.

Audit-Related Fees. The aggregate fees billed by the Auditor for assurance and related services for the years ended December 31, 2023 and 2022 totaled $5,200 and $2,301, respectively.

Tax Fees. The aggregate fees billed by the Auditor for professional services were rendered for tax compliance for the years ended December 31, 2023 and 2022 totaled $8,871 and $11,441, respectively.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for the products and services provided by the Auditor, other than the serves reported above for the years ended December 31, 2023 and 2022 totaled $4,508 and $3,000, respectively.

Our Board has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Audit Committee of the Company, and accordingly, all services are approved by all members of the Audit Committee.

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ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: Unit 02, Level 10, Tower B, Avenue 3, The Vertical Business Suite II, Bangsar South, 8 Jalan Kerinchi, Kuala Lumpur, Malaysia.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Su-Leng Tan Lee. Mr. Tan Lee will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Unit 02, Level 10, Tower B, Avenue 3, The Vertical Business Suite II, Bangsar South, 8 Jalan Kerinchi, Kuala Lumpur, Malaysia.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors

/s/ Su-Leng Tan Lee
Name: Su-Leng Tan Lee
Title: Chief Executive Officer

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Appendix A

AUDIT COMMITTEE CHARTER

OF

BIONEXUS GENE LAB CORP.

I. Purpose

The purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of BioNexus Gene Lab Corp., a Wyoming corporation (“Company”) are to assist the Board in monitoring: (1) the integrity of the annual, quarterly, and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

II. Committee Membership

The Audit Committee shall consist of no fewer than three (3) members, absent a temporary vacancy or lesser number which may be allowable pursuant to “Audit Committee Requirements” of The Nasdaq Stock Market, LLC and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Securities and Exchange Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. There shall be a Chairman of the Audit Committee who shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. The Chairman shall advise and counsel with the executives of the Company and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

III. Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

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The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall perform the following duties and functions:

Financial Statement and Disclosure Matters

1. Meet with the independent auditor prior to the audit to review the scope, planning, and staffing of the audit.

2. Review and discuss with management and the independent auditor the annual audited financial statements and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Annual Report on Form 10-K).

3.. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

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4. Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

(a)	any significant changes in the Company’s selection or application of accounting principles;

(b)	the Company’s critical accounting policies and practices;

(c)	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

(d)	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

(e)	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6. Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

10. At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

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11. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

14. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

15. Review and approve all related-party transactions.

16. Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

17. Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

19. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

20. Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Appendix B

FORM OF CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF

BIONEXUS GENE LAB CORP.

Adopted: December 11, 2023

I. Authority and Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (“Board”) of BioNexus Gene Lab Corp., a Wyoming corporation (the “Company”), is appointed by the Board to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies and any related matters required by the federal securities laws. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Company’s bylaws and by applicable law, each as amended and/or restated from time to time.

II. Membership

A. The Committee shall consist of two (2) or more directors serving on the Board. A majority of the members of the Committee shall be “independent” as defined under the rules of the U.S. Securities and Exchange Commission, the Nasdaq Stock Market or any other securities exchange on which securities are traded.

B. The members of the Committee shall be appointed by the Board from time to time. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation, death or other termination of service on the Board. The Board may remove any member from the Committee at any time with or without cause.

III. Duties, Authority and Responsibilities

The Committee shall have the following authority and responsibilities:

C. To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director, which criteria shall include diversity on the Board (the “Director Criteria”).

D. To identify and screen individuals qualified to become members of the Board, consistent with the Director Criteria. The Committee shall consider any nominations of director candidates validly made by Company stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents.

E. To select and approve the nominees for director to be submitted to a stockholder vote at each annual meeting of stockholders, including, without limitation, reviewing and evaluating the performance of incumbent directors whose term of office is scheduled to expire at the next annual meeting of shareholders.

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F. To review the structure and duties of the Board’s committees (including monitoring the functions and operations of all Board committees) and to make recommendations to the Board as to which directors should serve on such committees.

G. If a vacancy on the Board and/or any Board committee occurs, to identify and recommend to the Board candidates to fill such vacancy either by election by stockholders or appointment by the Board.

H. To assess actual or potential conflicts of interest regarding Board members, candidates for service on the Board and the Company’s officers and employees, including, without limitation, whether such conflicts would impair the independence of the subject director or director candidate.

I. To assess (in conjunction with the Audit Committee of the Board as required or appropriate) related party transactions involving the Company and any director, officer or employee of the Company.

J. To oversee the annual board evaluation process.

K. To develop and monitor the Board’s succession plans for the Company’s senior executive officers.

L. To oversee the diversity of the members of the Board.

M. To annually review and recommend changes to this Charter for consideration by the full Board.

N. To ensure directors are properly on-boarded through an orientation program.

O. To review and discuss with management the Company’s required or other public disclosure regarding the operations of the Committee and director independence, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable.

P. To monitor compliance with the Company’s Code of Ethics (the “Code”), to investigate any alleged breach or violation of the Code and to enforce the provisions of the Code.

Q. To take on any other matters and take on any actions that may, from time to time, be delegated to the Committee by the Board.

IV. Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the director search firm. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its outside consultants, legal counsel and any other advisors.

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V. Structure and Operations

A. The Board shall designate a member of the Committee as the Chairperson. The Committee shall meet at least two (2) times a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

B. A majority of the membership of the Committee shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of the membership of the Committee. Committee members shall not simultaneously serve on more than two other public companies.

C. The Committee shall have the authority to conduct or authorize investigations into any matter within the scope of its responsibilities as it shall deem appropriate, including the authority to request any director, officer, employee or advisor of the Company, or other persons whose advice and counsel are sought by the Committee, to meet with the Committee or any advisors engaged by the Committee.

D. The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

VI. Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VII. Impact of Charter

This Charter does not change or augment the obligations of the Company, the Board, the Committee or its directors or management under the federal or state securities laws or create new standards for determining whether the Board, the Committee or the Company’s directors or management have fulfilled their duties, including fiduciary duties, under applicable law.

VIII. Performance Evaluation

The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall also perform an annual evaluation of its own performance, which shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make this report.

IX. Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

X. Disclosure of Charter

This Charter will be made available on the Company's website.

# # #

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Appendix C

CHARTER OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF

BIONEXUS GENE LAB CORP.

I. Purposes

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of BioNexus Gene Lab Corp., a Wyoming corporation (the “Company”) for the purposes of, among other things, (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers of the Company, (b) administering or delegating the power to administer the Company’s incentive compensation and equity-based compensation plans, and (c) if required by applicable rules and regulations, issuing a “Compensation Committee Report” to be included in the Company’s Annual Report on Form 10-K or proxy statement, as applicable.

II. Responsibilities

In addition to such other duties as the Board may from time to time assign, the Committee shall:

●

Establish, review, and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives, and stockholder interests.

●

Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives and, based on this evaluation, determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

●

Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other executive officers of the Company and make compensation recommendations to the Committee, which will review and, as appropriate, approve the compensation recommendations.

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●

Receive and evaluate performance target goals for the senior officers and employees (other than executive officers) and review periodic reports from the CEO as to the performance and compensation of such senior officers and employees.

●

Administer or delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock, and other equity awards under such plans.

●

Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the stockholders all new equity compensation plans that must be approved by stockholders pursuant to applicable law.

●	Review and approve any annual or long-term cash bonus or equity or other incentive plans in which the executive officers of the Company may participate.

●	Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.

●

Review and discuss with the Company’s management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders.

●	Provide the Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders, if required.

●

Conduct an annual performance evaluation of the Committee. In conducting such review, the Committee shall evaluate and address all matters that the Committee considers relevant to its performance, including at least the following: (a) the adequacy, appropriateness, and quality of the information received from management or others; (b) the manner in which the Committee’s recommendations were discussed or debated; (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner; and (d) whether this Charter appropriately addresses the matters that are or should be within its scope.

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III. Composition

The Committee shall be comprised of two or more members (including a chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the Nasdaq Stock Market, except that the Committee may have as one of its members a “non-independent director” under exceptional and limited circumstances pursuant to the exemption under Rule 5605(d)(2)(B) of the Nasdaq Stock Market. At least two of the Committee members shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Committee and the chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. A Committee member (including the chairperson) may be removed at any time, with or without cause, by the Board.

The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. If at any time the Committee includes a member who is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, then a subcommittee comprised entirely of individuals who are “non-employee directors” may be formed by the Committee for the purpose of ratifying any grants of awards under any incentive or equity-based compensation plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act; provided that any such grants shall not be contingent on such ratification.

IV. Meetings and Operations

The Committee shall meet as often as necessary, but not less than two (2) times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its chairperson or a majority of its members. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request.

The chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments, and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

If at any time during the exercise of his or her duties on behalf of the Committee, a Committee member has a direct conflict of interest with respect to an issue subject to determination or recommendation by the Committee, such Committee member shall abstain from participation, discussion, and resolution of the instant issue, and the remaining members of the Committee shall advise the Board of their recommendation on such issue. The Committee shall be able to make determinations and recommendations even if only one Committee member is free from conflicts of interest on a particular issue.

V. Authority

The Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. In retaining compensation consultants, outside counsel, and other advisors, the Committee must take into consideration factors specified in the listing rules of the Nasdaq Stock Market. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel, or other advisors retained by the Committee.

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Appendix D

BIONEXUS GENE LAB CORP.

Code of Ethics and Business Conduct

1. Introduction.

1.1 The Board of Directors (the “Board”) of BioNexus Gene Lab Corp. (the "Company") has adopted this Code of Ethics and Business Conduct (the "Code") in order to:

(a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

(b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;

(c) promote compliance with applicable governmental laws, rules and regulations;

(d) promote the protection of Company assets, including corporate opportunities and confidential information;

(e) promote fair dealing practices;

(f) deter wrongdoing; and

(g) ensure accountability for adherence to the Code.

1.2 All directors, officers and employees are required to be familiar with the Code, comply with its provisions and report any suspected violations as described below in Section 10, Reporting and Enforcement.

2. Honest and Ethical Conduct.

2.1 The Company's policy is to promote high standards of integrity by conducting its affairs honestly and ethically.

2.2 Each director, officer and employee must act with integrity and observe the highest ethical standards of business conduct in his or her dealings with the Company's customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job.

3. Conflicts of Interest.

3.1 A conflict of interest occurs when an individual's private interest (or the interest of a member of his or her family) interferes, or even appears to interfere, with the interests of the Company as a whole. A conflict of interest can arise when an employee, officer or director (or a member of his or her family) takes actions or has interests that may make it difficult to perform his or her work for the Company objectively and effectively. Conflicts of interest also arise when an employee, officer or director (or a member of his or her family) receives improper personal benefits as a result of his or her position in the Company.

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3.2 Loans by the Company to, or guarantees by the Company of obligations of, employees or their family members are of special concern and could constitute improper personal benefits to the recipients of such loans or guarantees, depending on the facts and circumstances. Loans by the Company to, or guarantees by the Company of obligations of, any director or executive officer or their family members are expressly prohibited.

3.3 Whether or not a conflict of interest exists or will exist can be unclear. Conflicts of interest should be avoided unless specifically authorized as described in Section 3.4.

3.4 Persons other than directors and executive officers who have questions about a potential conflict of interest or who become aware of an actual or potential conflict should discuss the matter with, and seek a determination and prior authorization or approval from, their supervisor or the Chief Financial Officer. A supervisor may not authorize or approve conflict of interest matters or make determinations as to whether a problematic conflict of interest exists without first providing the Chief Financial Officer with a written description of the activity and seeking the Chief Financial Officer's written approval. If the supervisor is himself involved in the potential or actual conflict, the matter should instead be discussed directly with the Chief Financial Officer.

Directors and executive officers must seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Audit Committee.

4. Compliance.

4.1 Employees, officers and directors should comply, both in letter and spirit, with all applicable laws, rules and regulations in the cities, states and countries in which the Company operates.

4.2 Although not all employees, officers and directors are expected to know the details of all applicable laws, rules and regulations, it is important to know enough to determine when to seek advice from appropriate personnel. Questions about compliance should be addressed to the Legal Department.

4.3 No director, officer or employee may purchase or sell any Company securities while in possession of material nonpublic information regarding the Company, nor may any director, officer or employee purchase or sell another company's securities while in possession of material nonpublic information regarding that company. It is against Company policies and illegal for any director, officer or employee to use material nonpublic information regarding the Company or any other company to:

(a) obtain profit for himself or herself; or

(b) directly or indirectly "tip" others who might make an investment decision on the basis of that information.

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5. Disclosure.

5.1 The Company's periodic reports and other documents filed with the SEC, including all financial statements and other financial information, must comply with applicable federal securities laws and SEC rules.

5.2 Each director, officer and employee who contributes in any way to the preparation or verification of the Company's financial statements and other financial information must ensure that the Company's books, records and accounts are accurately maintained. Each director, officer and employee must cooperate fully with the Company's accounting and internal audit departments, as well as the Company's independent public accountants and counsel.

5.3 Each director, officer and employee who is involved in the Company's disclosure process must:

(a) be familiar with and comply with the Company's disclosure controls and procedures and its internal control over financial reporting; and

(b) take all necessary steps to ensure that all filings with the SEC and all other public communications about the financial and business condition of the Company provide full, fair, accurate, timely and understandable disclosure.

6. Protection and Proper Use of Company Assets.

6.1 All directors, officers and employees should protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability and are prohibited.

6.2 All Company assets should be used only for legitimate business purposes. Any suspected incident of fraud or theft should be reported for investigation immediately.

6.3 The obligation to protect Company assets includes the Company's proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business and marketing plans, engineering and manufacturing ideas, designs, databases, records and any nonpublic financial data or reports. Unauthorized use or distribution of this information is prohibited and could also be illegal and result in civil or criminal penalties.

7. Corporate Opportunities. All directors, officers and employees owe a duty to the Company to advance its interests when the opportunity arises. Directors, officers and employees are prohibited from taking for themselves personally (or for the benefit of friends or family members) opportunities that are discovered through the use of Company assets, property, information or position. Directors, officers and employees may not use Company assets, property, information or position for personal gain (including gain of friends or family members). In addition, no director, officer or employee may compete with the Company.

8. Confidentiality. Directors, officers and employees should maintain the confidentiality of information entrusted to them by the Company or by its customers, suppliers or partners, except when disclosure is expressly authorized or is required or permitted by law. Confidential information includes all nonpublic information (regardless of its source) that might be of use to the Company's competitors or harmful to the Company or its customers, suppliers or partners if disclosed.

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9. Fair Dealing. Each director, officer and employee must deal fairly with the Company's customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job. No director, officer or employee may take unfair advantage of anyone through manipulation, concealment, abuse or privileged information, misrepresentation of facts or any other unfair dealing practice.

10. Reporting and Enforcement.

10.1 Reporting and Investigation of Violations.

(a) Actions prohibited by this Code involving directors or executive officers must be reported to the Audit Committee.

(b) Actions prohibited by this Code involving anyone other than a director or executive officer must be reported to the reporting person's supervisor or the Chief Financial Officer.

(c) After receiving a report of an alleged prohibited action, the Audit Committee, the relevant supervisor or the Chief Financial Officer must promptly take all appropriate actions necessary to investigate.

(d) All directors, officers and employees are expected to cooperate in any internal investigation of misconduct.

10.2 Enforcement.

(a) The Company must ensure prompt and consistent action against violations of this Code.

(b) If, after investigating a report of an alleged prohibited action by a director or executive officer, the Audit Committee determines that a violation of this Code has occurred, the Audit Committee will report such determination to the Board.

(c) If, after investigating a report of an alleged prohibited action by any other person, the relevant supervisor or the Chief Financial Officer determines that a violation of this Code has occurred, the supervisor or the Chief Financial Officer will report such determination to the Board.

(d) Upon receipt of a determination that there has been a violation of this Code, the Board will take such preventative or disciplinary action as it deems appropriate, including, but not limited to, reassignment, demotion, dismissal and, in the event of criminal conduct or other serious violations of the law, notification of appropriate governmental authorities.

10.3 Waivers.

(a) The Board may, in its discretion, waive any violation of this Code.

(b) Any waiver for a director or an executive officer shall be disclosed as required by SEC and Nasdaq rules.

10.4 Prohibition on Retaliation.

The Company does not tolerate acts of retaliation against any director, officer or employee who makes a good faith report of known or suspected acts of misconduct or other violations of this Code.

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